UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 8, 2010
Cousins Properties Incorporated
(Exact name of registrant as specified in its charter)
Georgia
(State or other jurisdiction of incorporation)
001-11312
(Commission File Number)
58-0869052
(IRS Employer Identification Number)
191 Peachtree Street NE, Suite 3600, Atlanta, Georgia 30303-1740
 (Address of principal executive offices)
Registrant’s telephone number, including area code: (404) 407-1000
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
Signatures
Exhibit List
EX-99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On November 8, 2010, Cousins Properties Incorporated (the “Company”) appointed Gregg D. Adzema as its Executive Vice President and Chief Financial Officer, effective November 30, 2010. As previously announced, James A. Fleming, the Company’s current Executive Vice President and Chief Financial Officer, will retire on December 31, 2010. Mr. Fleming will step down from his role effective November 30, 2010 and will serve as a consultant after his retirement to facilitate the transition.
Mr. Adzema, 45, has served as the Chief Investment Officer of Hayden Harper Inc., an investment advisory and hedge fund group, since October 2009. From August 2006 to September 2008, he was Executive Vice President — Investments with Grubb Properties, Inc., a real estate development, construction and management company. From September 1996 to February 2005, Mr. Adzema served in various positions, most recently as Executive Vice President and Chief Financial Officer, of Summit Properties, Inc., a real estate investment trust that focused on the development, construction, acquisition and operation of luxury apartment communities. Summit Properties was acquired by Camden Property Trust in February 2005.
Mr. Adzema will receive a base annual salary of $350,000. He will be eligible for an annual cash incentive award with a target of 75% of his base salary, beginning with the 2011 performance period, and will be eligible for a 2010 long-term equity incentive award with a target value of 100% of his base salary. Mr. Adzema will receive a one-time grant of either restricted stock or restricted stock units (at the election of the Company) with a value of $250,000, no later than February 28, 2011. The grant will vest on the third anniversary of the grant date, provided Mr. Adzema is still employed at such time.
In connection with his relocation to metropolitan Atlanta, Mr. Adzema will receive a temporary living allowance of up to $50,000 and a reimbursement of reasonable expenses of up to $110,000.
Mr. Adzema will be entitled to participate in the benefit programs generally available to the Company’s executive officers. In addition, the Company anticipates that Mr. Adzema will enter into an indemnification agreement and a change in control severance agreement with the Company following the effective date of his appointment.
Item 7.01 Regulation FD Disclosure
On November 8, 2010 the Company issued a press release in connection with Mr. Adzema’s appointment. A copy of the press release is furnished as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
99.1 Press Release dated November 8, 2010

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 8, 2010

COUSINS PROPERTIES INCORPORATED
By:	/s/ Robert M. Jackson
Robert M. Jackson
Senior Vice President, General Counsel and Corporate Secretary

Exhibit List
99.1 Press Release dated November 8, 2010